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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     _____________________________________


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         _______________________________

        Date of Report (Date of earliest event reported) November 1, 2001


                           Madison River Capital, LLC
             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                       333-36804               56-2156823
(State or Other Jurisdiction of    Commission File Number      (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


                             103 South Fifth Street
                          Mebane, North Carolina 27302
          (Address of Principal Executive Offices, Including Zip Code)

                                 (919) 563-1500
              (Registrant's Telephone Number, Including Area Code)




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ITEM 5.  Other Events

     On November 1, 2001, Madison River Capital, LLC issued a press release announcing its financial and operating results for the third quarter and nine month period ended September 30, 2001. The press release is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference herein.

ITEM 7.  Financial Statements and Exhibits

(a)  Financial statements of businesses acquired.

     Not applicable

(b)  Pro forma financial information.

     Not applicable

(c)  Exhibits.

     99.1   Press release dated November 1, 2001 of Madison River Capital, LLC.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MADISON RIVER CAPITAL, LLC


Date:  November 8, 2001              /s/  PAUL H. SUNU
                                     -------------------------------------------
                                     Name: Paul H. Sunu
                                     Title: Managing Director, Chief Financial
                                            Officer and Secretary

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                                  EXHIBIT INDEX

  Exhibit
  Number                               Description
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    99.1     Press release dated November 1, 2001 of Madison River Capital, LLC.